SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2009

SILICON GRAPHICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-10441		94-2789662
(Commission File Number)		(IRS Employer Identification No.)

1140 East Arques Ave. Sunnyvale, California		94085
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 524-1980

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 21, 2009, The Nasdaq Stock Market (“Nasdaq”) issued a press release announcing its intent to delist the common stock of Silicon Graphics, Inc. (the “Company”) due to the Company’s failure to comply with the market value of publicly held shares requirement set forth in Marketplace Rule 4310(c)(3)(B).  Nasdaq plans to file a Form 25 with the Securities and Exchange Commission to complete the delisting.  The delisting becomes effective ten days after the Form 25 is filed.

A copy of Nasdaq’s press release is attached hereto.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

99.1:        Nasdaq Press Release dated April 21, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON GRAPHICS, INC.

Date:	April 21, 2009	By:	/s/ Gregory S. Wood
			Name:	Gregory S. Wood
			Title:	Senior Vice President and Chief Financial Officer